U.S. Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 21, 2001



STRATEGIC PARTNERS, INC.

COMMISSION FILE NO. 333-95485

A Wyoming Corporation           EIN: 77-0494696

3525 Sunset Lane
Oxnard, Calif. 93035

Telephone: 805-984-0821    Fax: 805-984-2764



Item 4.  Changes in Registrant's Certifying Accountant

     The registrant has changed its certifying accountant from
HJ & Associates to Roger Castro, CPA, 463 West Fifth St., Oxnard, CA
93030, Tel. 805-486-5630;   Fax 805-487-7433. There is no disagreement
with the prior certifying accountant.


SIGNATURE

     In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, this registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




STRATEGIC PARTNERS, INC.


Dated:       May 21, 2001


By:
     ---------------------------------
     Frank J. Weinstock, President,
     Director and Chief Executive Officer